UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 2, 2013

ARCHER-DANIELS-MIDLAND COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-44	41-0129150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4666 Faries Parkway Decatur, Illinois	62526
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (217) 424-5200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Agreement

On November 28, 2013, the Treasurer of the Commonwealth of Australia, Joe Hockey, announced that he had made an order under the Australian Foreign Acquisitions and Takeovers Act 1975 prohibiting the proposed acquisition by Archer Daniels Midland Company (“ADM”) of 100% of the outstanding shares of GrainCorp Limited (“GrainCorp”). On December 2, 2013, ADM withdrew its offer to acquire the outstanding shares of GrainCorp and terminated the takeover bid implementation deed between GrainCorp and ADM dated April 25, 2013.

Item 8.01 Other Events

On November 28, 2013, ADM issued a press release in connection with the GrainCorp transaction described above. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	The following exhibits are filed herewith:

99.1	Press release dated November 28, 2013, issued by Archer-Daniels-Midland Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY

Date: December 4, 2013

	By:	/s/ D. Cameron Findlay
	Name:	D. Cameron Findlay
	Title:	Senior Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 28, 2013.